UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement	☐	Confidential, for use of the Commission only as permitted by Rule 14c-6(e)(2)

☒	Definitive Information Statement

Carbon Energy Corporation

(Name of Registrant as Specified in Its Charter

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Carbon Energy Corporation

1700 Broadway

Suite 1170

Denver, Colorado 80290

(720) 407-7030

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

On May 21, 2019

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Carbon Energy Corporation (“Carbon” or the “Company”) on May 21, 2019, at 9:30 a.m., E.D.T., at Yale Club of New York City, 50 Vanderbilt Avenue, New York, NY 10017 (the “Annual Meeting”).

BECAUSE THIS MEETING IS FOR INFORMATIONAL PURPOSES ONLY, THERE WILL BE NO VOTING.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you plan to attend the meeting, please RSVP by May 14, 2019 to Rose Reyna at 720-407-7040 or by email to rreyna@carbonenergycorp.com.

Sincerely,

/s/ Patrick R. McDonald
Chief Executive Officer and Director

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To our Stockholders:

We are furnishing the attached Information Statement to the holders of common stock of Carbon Energy Corporation, a Delaware corporation (“Carbon” or the “Company”).  The purpose of the Information Statement is to notify stockholders that the holders of more than a majority of our voting stock (the “Majority Stockholders”), have taken and approved the following actions:

1.	Elected six directors for the ensuing year.

2.	Approved the Company’s 2019 Long Term Incentive Plan.

3.	Ratified and approved the appointment of Plante & Moran, PLLC (“Plante Moran”) as Carbon’s independent registered accounting firm for the year ending December 31, 2019.

The accompanying Information Statement and related materials are being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.  As described in this Information Statement, the foregoing actions have been approved by stockholders representing more than a majority of the voting power of our outstanding shares of common stock and Series B convertible preferred stock. The Board is not soliciting your proxy or consent in connection with the matters discussed above. You are urged to read the Information Statement and related materials in their entirety for a description of the actions taken by certain stockholders representing more than a majority of the voting power of our outstanding shares of common stock and Series B convertible preferred stock.

As required by Rule 14c-2(b) of the regulations of the Securities and Exchange Commission (the “SEC”) and since the Company is making information available through the Internet rather than utilizing the full-set delivery option, this Information Statement must be sent to stockholders at least 20 calendar days prior to the earliest date on which the matters discussed above may take effect.

This Notice of Annual Meeting, the Information Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Annual Report”), are being made available on or about April 23, 2019 to stockholders of record as of April 1, 2019, the record date set by our Board of Directors for the Annual Meeting. The Record Date associated with the Notice of Stockholder Action By Written Consent is April 11, 2019, the first date on which a signed consent setting forth these actions taken was delivered to the Company. These actions will be effective on or about May 21, 2019.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT.  NO VOTE WILL BE TAKEN AT THE ANNUAL MEETING ON ANY MATTER DESCRIBED HEREIN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE COMPANY’S INFORMATION STATEMENT AND RELATED MATERIALS

The Company’s Information Statement and related materials are available on the Internet at: http://carbonenergycorp.com/proxy-online/.

Carbon Energy Corporation

1700 Broadway, Suite 1170

Denver, Colorado 80290

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

April 23, 2019

We are furnishing this Information Statement to stockholders of CARBON ENERGY CORPORATION (“We” or “Carbon” or the “Company”) to notify you that certain stockholders (the “Majority Stockholders”), being the owners of more than a majority of the voting power of the Company’s outstanding shares of common stock and Series B convertible preferred stock, delivered written consent to the Company on April 11, 2019 to take the following actions:

1.	Elected six directors for the ensuing year.

2.	Approved the Company’s 2019 Long Term Incentive Plan.

3.	Ratified and approved the appointment of Plante & Moran, PLLC (“Plante Moran”) as Carbon’s independent registered accounting firm for the year ending December 31, 2019.

This Information Statement and the information concerning the Company for the fiscal year ended December 31, 2018 (“Annual Report”), are first being made available to stockholders beginning on or about April 23, 2019.  A notice of the Internet Availability of materials (“Notice”) will be mailed to certain stockholders on or about April 23, 2019.  If you received a Notice by mail, you will not receive a printed copy of the Information Statement.  Instead, the Notice will instruct you as to how you may access and review all of the information contained in the Information Statement.

Voting Securities and Vote Required.

We are not seeking consent, authorizations, or proxies from you. The vote which was required to approve the above referenced matters was the affirmative vote of the holders of a majority of the Company’s voting stock.

On April 11, 2019 (the “Record Date”), there were 7,816,029 shares of the Company’s common stock and 50,000 shares of the Company’s Series B convertible preferred stock issued and outstanding.  The holders of shares of our common stock are each entitled to one vote per share.  The holders of our Series B convertible preferred stock are entitled to 12.5 votes per share.

The Delaware General Corporation Law (the “DGCL”) permits the holders of a corporation’s outstanding stock representing a majority of that corporation’s voting power to approve and authorize corporate actions by written consent as if such actions were undertaken at a duly called and held meeting of stockholders.  In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the foregoing matters and in order to timely effectuate such matters, the Board elected to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company.  The Company obtained the written consent of stockholders who, as of the Record Date, owned approximately 65% of the Company’s voting stock.  The written consent satisfies the stockholder approval requirement for the actions taken.  Accordingly, under the DGCL no other Board or stockholder approval is required in order to effect such actions.

Cumulative voting is not allowed on any of the proposals that were approved by the Majority Stockholders.

Effective Date

This Information Statement is being made available on or about April 23, 2019 to the Company’s stockholders of record as of the Record Date.  Even though these actions have been approved by the Majority Stockholders, the actions will not be effective until on or about May 21, 2019, a date that is more than 20 calendar days after Notice is first sent to our stockholders.

No Dissenters Rights

The actions taken by written consent of the Majority Stockholders are not corporate actions for which stockholders of a Delaware corporation have the right to dissent under the DGCL.

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Information Statement or otherwise requested that any proposals be submitted to the stockholders at the Annual Meeting.

Materials

In accordance with the rules and regulations of the SEC, instead of mailing a printed copy of this Information Statement to each stockholder of record, the Company will furnish it and the related materials to our stockholders on the Internet.  If you received a Notice by mail, you will not receive a printed copy of the Information Statement.  Instead, the Notice will instruct you as to how you may access and review all of the information contained in this Information Statement. If you would like to receive a printed copy of the Information Statement and related materials and have not previously requested a paper copy, you should follow the instructions for requesting the Information Statement included in the Notice.

The expenses of distributing the Notice and of making this Information Statement and related materials available to the stockholders will be borne by the Company, including expenses in connection with the preparation and mailing of the Notice. The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward the Notice to the beneficial owners of the Company’s common stock held of record by these persons and the Company will reimburse them for their reasonable expenses incurred in this process.

As noted above, the Company is not soliciting proxies.

Forward-Looking Statements

This Information Statement and the related materials may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions described in this Information Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. Furthermore, such forward-looking statements speak only as of the date of this Information Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

The following responses to certain questions does not purport to be a complete statement of the information in this Information Statement, and are qualified by the more complete information set forth hereinafter.

1. When and where will the Annual Meeting be held?

As described in the Notice, we will hold the Annual Meeting at Yale Club of New York City, 50 Vanderbilt Avenue, New York, NY 10017.  The Annual Meeting is scheduled for May 21, 2019 at 9:30 a.m., E.D.T. If you expect to attend the Annual Meeting in person, please RSVP by May 14, 2019 to Rose Reyna at 720-407-7040 or by email to rreyna@carbonenergycorp.com, to ensure that sufficient accommodations are prepared.

2. What action was taken by written consent?

The actions taken by the written consent of the Majority Stockholders (the “Actions”) are more completely described elsewhere in this Information Statement, but in summary are:

Action No. 1 concerned the election of six directors for the coming year.

Action No. 2 concerned the approval of the Company’s 2019 Long Term Incentive Plan..

Action No. 3 concerned the ratification and approval of Plante & Moran, PLLC (“Plante Moran”) as Carbon’s independent registered accounting firm for the year ending December 31, 2019.

In each case, stockholders holding more than a majority of the votes that may be cast at a meeting of the stockholders provided written consents approving each of the Actions.

3. Why are you not soliciting proxies on these matters?

We are not soliciting proxies on the Actions because Yorktown Energy Partners V, L.P., Yorktown Energy Partners VI, L.P., Yorktown Energy Partners IX, L.P., and Yorktown Energy Partners XI, L.P., all of whom together hold approximately 65% of the Company’s voting power, provided written consents approving each of the Actions.

RECORD DATE AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

As of the Record Date, we had (i) 7,816,029 shares of common stock and (ii) 50,000 shares of Series B convertible preferred stock issued and outstanding, which represented our only classes of voting securities outstanding. The holders of shares of our common stock are each entitled to one vote per share. The holders of our Series B convertible preferred stock are each entitled to the number of votes that such share of Series B convertible preferred stock would represent on an as converted basis; currently 12.5 votes per share.  The following sets forth certain information about the number of shares owned by (i) each person (including any group) known to us that beneficially owns five percent or more of the common shares (including shares of our Series B convertible preferred stock on an as converted basis), (ii) each of our directors and named executive officers, and (iii) all named executive officers and directors as a group.  Unless otherwise indicated, the stockholders possess sole voting and investment power with respect to the shares shown. The business address for each of the Company’s officers and directors is 1700 Broadway, Suite 1170, Denver, Colorado 80290.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership(1)	Percent of Class(2)

5% Stockholders
Yorktown Energy Partners V, L.P. 410 Park Avenue, 19th Floor New York, NY 10022	896,915	11.5%

Yorktown Energy Partners VI, L.P. 410 Park Avenue, 19th Floor New York, NY 10022	896,915	11.5%

Yorktown Energy Partners IX, L.P. 410 Park Avenue, 19th Floor New York, NY 10022	1,111,111	14.2%

Yorktown Energy Partners XI, L.P.(3) 410 Park Avenue, 19th Floor New York, NY 10022	2,584,829	30.6%

Arbiter Partners Capital Management LLC(4) 530 Fifth Avenue 20th Floor New York, NY 10036	655,733	8.4%

AWM Investment Company Inc.(5) c/o Special Situation Funds 527 Madison Avenue, Suite 2600 New York, NY 10022	706,549	9.0%

Name of Beneficial Owner	Amount of Beneficial Ownership(1)	Percentage(2)

Executive Officers and Directors

Patrick R. McDonald, Chief Executive Officer and Director (6)	243,593	3.1%

James H. Brandi, Director (7)	--	*

David H. Kennedy, Director (8)	8,154	*

Bryan H. Lawrence, Director (9)	5,489,770	65.0%

Peter A. Leidel, Director (10)	5,489,770	65.0%

Edwin H. Morgens, Director (11)	83,334	1.1%

Mark D. Pierce, President (12)	96,234	1.2%

Kevin D. Struzeski, Chief Financial Officer, Treasurer and Secretary (13)	124,283	1.6%

All directors and executive officers as a group (eight persons) (14)	6,045,368	71.6%

* less than 1%

(1) The amounts and percentages of common stock beneficially owned are reported on the bases of rules of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Further, under the rules of the SEC, more than one person may be deemed beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock. The amounts shown in the table are based on the conversion of the Series B Convertible Preferred Stock assuming a public offering price of $8.00 per share.

(2) Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 based on 7,816,029 shares of our common stock issued and outstanding on the Record Date. Percentages are rounded to the nearest one-tenth of one percent.

(3) The amount reported includes 50,000 shares of Series B convertible preferred stock which currently may be converted into up to 625,000 shares of our common stock.

(4) Includes 444,444 shares owned by Arbiter Partners QP, LP. Arbiter Partners QP, LP holds sole voting and investment power over these shares. Arbiter Partners Capital Management LLC acts as investment advisor on behalf of Arbiter Partners QP, LP and on behalf of certain other managed accounts none of which hold more than five percent of the common stock of the Company.

(5) Consists of (i) 490,186 common stock shares owned by Special Situations Fund III QP, L.P. (“SSFQP”), (ii) 144,134 common stock shares owned by Special Situations Cayman Fund, L.P. (“Cayman”), and (iii) 72,229 common stock shares owned by Special Situations Private Equity Fund L.P. (“SSPE”). AWM Investment Company, Inc., a Delaware Corporation (“AWM”) is the investment advisor to SSFQP, Cayman and SSPE. AWM holds sole voting and investment power over these shares.

(6) Includes 24,135 shares owned by McDonald Energy, LLC over which Mr. McDonald has voting and investment power. Does not include 20,000 and 58,080 shares of unvested restricted stock and performance units, respectively.

(7) Does not include 32,000 restricted shares of our common stock, which vest upon the earlier of a change in control of the Company or the date the director’s membership on the Board is terminated other than for cause.

(8) Does not include 16,000 restricted stock shares of our common stock which vest upon the earlier of a change in control of the Company or the date the director’s membership on the Board is terminated other than for cause.

(9) Includes (i) 896,615 common stock shares owned by Yorktown Energy Partners V, L.P., (ii) 896,615 common stock shares owned by Yorktown Energy Partners VI, L.P., (iii) 1,111,111 common stock shares owned by Yorktown Energy Partners IX, L.P., and (iv)  2,584,829 (inclusive of 50,000 shares of Series B convertible preferred stock which currently may be converted into up to 625,000 shares of our common stock) common stock shares owned by Yorktown Energy Partners XI, L.P. over which Mr. Lawrence and Mr. Leidel have voting and investment power. Pursuant to applicable reporting requirements, Messrs. Lawrence and Leidel are reporting indirect beneficial ownership of the entire amount of our securities owned by Yorktown but they disclaim beneficial ownership of such shares.  Does not include 28,000 restricted shares of our common stock, which vest upon the earlier of a change in control of the Company or the date the director’s membership on the Board is terminated other than for cause.

(10) Includes (i) 896,915 common stock shares owned by Yorktown Energy Partners V, L.P., (ii) 896,915 common stock shares owned by Yorktown Energy Partners VI, L.P.,  (iii) 1,111,111 common stock shares owned by Yorktown Energy Partners IX, L.P. and (iv) 2,584,829 (inclusive of 50,000 shares of Series B convertible preferred stock which currently may be converted into up to 625,000 shares of our common stock) common stock shares owned by Yorktown Energy Partners XI, L.P. over which Mr. Lawrence and Mr. Leidel have voting and investment power.  Pursuant to applicable reporting requirements, Messrs. Lawrence and Leidel are reporting indirect beneficial ownership of the entire amount of our securities owned by Yorktown but they disclaim beneficial ownership of such shares.  Does not include 28,000 restricted shares of our common stock, which vest upon the earlier of a change in control of the Company or the date the director’s membership on the Board is terminated other than for cause.

(11) Does not include 28,000 restricted shares of our common stock, which vest upon the earlier of a change in control of the Company or the date the director’s membership on the Board is terminated other than for cause.

(12) Does not include 20,000 and 29,040 shares of unvested restricted stock and performance units, respectively.

(13) Does not include 20,000 and 29,040 shares of unvested restricted stock and performance units, respectively.

(14) The shares over which both Mr. Lawrence and Mr. Leidel have voting and investment power are the same shares and the percentage of total shares has not been aggregated for purposes of these calculations.

ACTION NO. 1

ELECTION OF DIRECTORS

The following persons were nominated by the Board for election to the Company’s Board of Directors:

James H. Brandi

David H. Kennedy

Bryan H. Lawrence

Peter A. Leidel

Patrick R. McDonald

Edwin H. Morgens

Each is a current member of the Board.

The Majority Stockholders provided their written consent to the election of the foregoing individuals to the Board to serve a one year term commencing on the date of the Annual Meeting.

The Company’s Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board of Directors to satisfy its oversight obligations effectively.

The Company believes that each of the persons nominated for reelection to the Board has the experience, qualifications, attributes and skills which, when taken as a whole, will enable the Board of Directors to satisfy its oversight responsibilities effectively.  These factors were among those considered that led to the Board’s conclusion that each would make valuable contributions to the Board.

Identification of Directors and Executive Officers

As of the Record Date, the names, titles, and ages of the members of the Company’s Board and its executive officers are as set forth in the table below.

Name	Age	Position

Patrick R. McDonald	62	Chief Executive Officer, Director

Mark D. Pierce	65	President

Kevin D. Struzeski	60	Chief Financial Officer, Treasurer and Secretary

James H. Brandi	70	Chairman of the Board

David H. Kennedy	69	Director

Bryan H. Lawrence	76	Director

Peter A. Leidel	62	Director

Edwin H. Morgens	77	Director

Executive Officer/Director

Patrick R. McDonald. Mr. McDonald is Chief Executive Officer and Director of the Company and has been Chief Executive Officer since 2004. From 1998 to 2003, Mr. McDonald was Chief Executive Officer and Director of Carbon Energy Corporation, an oil and gas exploration and production company which in 2003 was merged with Evergreen Resources, Inc. From 1987 to 1997 Mr. McDonald was Chief Executive Officer and Director of Interenergy Corporation, a natural gas gathering, processing and marketing company which in December 1997 was merged with KN Energy Inc. Prior to that he worked as an exploration geologist with Texaco International Exploration Company where he was responsible for oil and gas exploration efforts in the Middle East and Far East. Mr. McDonald served as Chief Executive Officer of Forest Oil Corporation from June 2012 until the completion of its business combination with Sabine Oil & Gas in December 2014. Mr. McDonald is Chairman of the Board of Prairie Provident Resources (TSX: PPR), an exploration and production company based in Calgary, Alberta, Canada. Mr. McDonald received a Bachelor’s degree in both Geology and Economics from Ohio Wesleyan University and a Masters degree in Business Administration (Finance) from New York University. Mr. McDonald is a Certified Petroleum Geologist and is a member of the American Association of the Petroleum Geologists and of the Canadian Society of Petroleum Geologists.

Our Board of Directors believes that Mr. McDonald, as our Chief Executive Officer and as the founder of Nytis USA, should serve as a director because of his unique understanding of the opportunities and challenges that we face and his in-depth knowledge about the oil and natural gas business, and our long-term growth strategies.

Other Directors

The following information pertains to our non-employee directors, their principal occupations and other public company directorships for at least the last five years and information regarding their specific experiences, qualifications, attributes and skills.

James H. Brandi. Mr. Brandi is Chairman of the Board of Directors and has been a Director since 2012. Mr. Brandi was formerly a Managing Director of BNP Paribas Securities Corp., where he served from 2010 until 2011. From 2005 to 2010, Mr. Brandi was a partner of Hill Street Capital, LLC, a financial advisory and private investment firm purchased by BNP Paribas in 2010. From 2001 to 2005, Mr. Brandi was a Managing Director at UBS Securities, LLC, where he was the Deputy Global Head of the Energy and Power Groups. Prior to 2001, Mr. Brandi was a Managing Director at Dillon, Read & Co. Inc. and later its successor firm, UBS Warburg, concentrating on transactions in the energy and consumer goods areas. Mr. Brandi currently serves as a director of OGE Energy Corp (NYSE: OGE) and had served as a member of the board of directors of Approach Resources, Inc. from 2007-2017.

Our Board of Directors believes that Mr. Brandi should serve as director and our Chairman because of his experience on the board of directors of other public companies, which our Board believes is beneficial to us as a public company. He also has extensive financial expertise from his 35 year career in investment banking. His background contributes to the Board of Directors’ oversight responsibility regarding the quality and integrity of our accounting and financial reporting process and the auditing of our financial statements.

David H. Kennedy. Mr. Kennedy has been a Director since December 2014 and previously served as a director from February 2011 to March 2012. Mr. Kennedy is since 2005 an Executive Advisor to Cadent Energy Partners. From 2001 - 2004, Mr. Kennedy served as an advisor to RBC Energy Fund and served on the boards of several of its portfolio companies. Mr. Kennedy was a managing director of First Reserve Corporation from its founding in 1981 until 1998, serving on boards of several of its portfolio companies. From 1974 to 1981, Mr. Kennedy was employed by Price Waterhouse. Mr. Kennedy served as a director of predecessor company Carbon Energy Corporation.

Our Board of Directors believes that Mr. Kennedy should serve as director because of his current and prior experience as a director of us together with his experience on the board of directors of other public companies. His energy industry knowledge and financial expertise is important in his role as Chairman of the Audit Committee and its oversight responsibility regarding the quality and integrity of our accounting and financial reporting process and the auditing of our financial statements.

Bryan H. Lawrence. Mr. Lawrence has been a Director since 2005. Since 1997, Mr. Lawrence is a founder and member of Yorktown Partners LLC, a manager of private equity partnerships which invest in the energy industry. Mr. Lawrence had previously been employed at Dillon, Read & Co. Inc. since 1966, serving as a Managing Director until the merger of Dillon Read with SBC Warburg in 1997. Mr. Lawrence also serves as a Director of Star Group, L.P. (NYSE:SGU), Hallador Energy Company (NASDAQ:HNRG), Ramaco Resources, Inc. (NASDAQ:METC) and certain non-public companies in which Yorktown partnerships hold equity interests. Mr. Lawrence served as a director of predecessor companies Carbon Energy Corporation and Interenergy Corporation.

Our Board of Directors believes that Mr. Lawrence should serve as a director because of his experience on the board of directors of other public companies, which our Board of Directors believes is beneficial to us as a public company, as well as Mr. Lawrence’s relevant business experience in the energy industry and his extensive financial expertise, which he has acquired through his years of experience in the investment banking industry.

Peter A. Leidel. Mr. Leidel has been a Director since 2005. Since 1997, Mr. Leidel is a founder and member of Yorktown Partners LLC, a manager of private equity partnerships which invest in the energy industry. Mr. Leidel had previously been employed at Dillon, Read & Co. since 1983, serving as Senior Vice President until the merger of Dillon Read with SBC Warburg in 1997. He was previously employed in corporate treasury positions at Mobil Corporation and worked for KPMG Peat Marwick and the U.S. Patent and Trademark Office. Mr. Leidel is a director of Mid Con Energy Partners, L.P. (NASDAQ:MCEP), Extraction Oil & Gas, Inc. (NASDAQ: XOG) and certain non-public companies in which Yorktown partnerships hold equity interests. Mr. Leidel served as a director of predecessor companies, Carbon Energy Corporation and Interenergy Corporation.

Our Board of Directors believes that Mr. Leidel should serve as a director because of his significant knowledge of our industry, his prior experience with our business and his financial expertise, which is important as our Board of Directors exercises its oversight responsibility regarding the quality and integrity of our accounting and financial reporting processes and the auditing of our financial statements.

Edwin H. Morgens. Mr. Morgens has been a Director since May 2012. Since 1967, Mr. Morgens is Chairman and Co-founder of Morgens, Waterfall, Vintiadis & Company, Inc., a New York investment firm. Mr. Morgens is a trustee of the American Museum of Natural History, an Overseer of the Weill Cornell Medical College and emeritus trustee of Cornell University.

Our Board of Directors believes that Mr. Morgens should serve as director because of his current and prior experience on the board of directors of other public companies and his extensive financial expertise, which he has acquired through his years of experience in the financial investment advisory industry.

Other Executive Officers

Mark D. Pierce. Mr. Pierce has been President since October 2012 and was Operations Manager and Senior Vice President from 2005 to 2012. He began his career at Texaco, Inc. in 1975 and from 1977 until 1997 was employed by Ashland Exploration, Inc. attaining the position of Vice President Eastern Region and Gas Marketing. His experience includes both domestic and international work. He is a registered Petroleum Engineer in Kentucky and West Virginia.

Kevin D. Struzeski.  Mr. Struzeski has been Chief Financial Officer, Treasurer and Secretary since 2005.  From 2003 to 2004, Mr. Struzeski was the Director of Treasury at Evergreen Resources, Inc., and from 1998 to 2003, he was Chief Financial Officer, Secretary and Treasurer of Carbon Energy Corporation. Mr. Struzeski served as Accounting Manager for Media One Group from 1997 to 1998 and prior to that was employed as Controller for Interenergy Corporation from 1995 to 1997. Mr. Struzeski is a Certified Public Accountant.

Terms of Office

Our Board of Directors currently consists of six directors, each of whom is elected annually either at an annual meeting of our stockholders or through the affirmative vote of the holders of a majority of the Company’s voting stock in lieu of a meeting.  Each director will continue to serve as a director until such director’s successor is duly elected and qualified or until their earlier resignation, removal or death.

Family Relationships

There are no family relationships between or among any of the current directors or executive officers.

Transactions with Related Persons

The following sets forth information regarding transactions between the Company (and its subsidiaries) and its officers, directors and significant stockholders since January 1, 2018.

Employment Agreements

See the Executive Compensation section of this Information Statement for a discussion of the employment agreements between the Company and Messrs. McDonald, Pierce and Struzeski.

Private Placement of Securities

On April 6, 2018, the Company entered into a preferred stock purchase agreement with Yorktown Energy Partners XI, L.P. for the sale of 50,000 shares of the Company’s Series B convertible preferred stock at a price of $100 per share, resulting in proceeds to the Company of $5,000,000. The Series B convertible preferred stock converts into shares of our common stock at the election of the holder of Series B convertible preferred stock shares and will automatically convert into shares of the Company’s common stock if and when the Company completes a qualifying equity financing. The number of shares of common stock issuable upon conversion is dependent upon the price per share of common stock issued in connection with any such qualifying equity financing but has an initial floor conversion price equal to $8.00 per share. The number of shares of common stock issuable upon conversion is currently determined by dividing the issue price of the Series B convertible preferred stock ($100.00) by $8.00, which currently results in each share of Series B convertible preferred stock being convertible into 12.5 shares of common stock. The conversion price will be proportionately increased or decreased to reflect changes to the outstanding shares of common stock, such as the result of a combination, reclassification, subdivision, stock split, stock dividend or other similar transaction involving the common stock.

Director Independence

Following the effectiveness of the written consent of the stockholders, the Company’s Board will consist of Messrs. Brandi, Kennedy, Lawrence, Leidel, McDonald and Morgens.  The Company utilizes the definition of “independent” as it is set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules.  Further, the Board considers all relevant facts and circumstances in its determination of independence of all members of the Board (including any relationships).  Based on the foregoing criteria, Messrs. Brandi, Kennedy and Morgens are considered to be independent directors in accordance with NASDAQ listing rules. Mr. Leidel serves on our Audit Committee and the Compensation, Nominating and Governance Committee and is not an independent director in accordance with NASDAQ listing rules.

Involvement in Certain Legal Proceedings

Except as described below, during the past ten years, none of the persons serving as our executive officers or directors have been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

Mr. McDonald was a director of Sabine Oil and Gas and was a Chief Executive Officer of Forest Oil Corporation, a predecessor of Sabine Oil and Gas. In July 2015, Sabine Oil and Gas filed for bankruptcy protection under Chapter 11. The Board does not believe this disclosure is material to an evaluation of the ability or integrity of Mr. McDonald because of the extenuating circumstances relating to Sabine Oil and Gas’ business and industry.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Company’s directors and officers and any persons who own more than ten percent of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). All directors, officers and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed. To our knowledge, based solely upon a review of the copies of such reports furnished to us and written representations of our officers and directors, during 2018, all Section 16(a) reports applicable to our officers and directors were filed on a timely basis, except that Form 4 reports for each of the following transactions were not timely filed:

●	On December 28, 2017, Mr. McDonald paid the tax liability for the vesting of restricted stock and performance units by withholding securities incident to the receipt of these securities. We filed a Form 4 on April 9, 2018 to report this transaction.

●	On December 28, 2017, Mr. Struzeski paid the tax liability for the vesting of restricted stock and performance units by withholding securities incident to the receipt of these securities. We filed a Form 4 on April 9, 2018 to report this transaction.

●	On December 28, 2017, Mr. Pierce paid the tax liability for the vesting of restricted stock and performance units by withholding securities incident to the receipt of these securities. We filed a Form 4 on April 9, 2018 to report this transaction.

●	On November 1, 2017, Yorktown Energy Partners XI, L.P. exercised a warrant to purchase shares of the Company’s common stock. On February 1, 2018, Yorktown Energy Partners XI, L.P. exercised a separate warrant to purchase shares of the Company’s common stock. On April 5, 2018, Messrs. Lawrence and Leidel made an acquisition of our common stock. Form 4 reports were filed by Messrs. Lawrence, Leidel, Yorktown XI Associates LLC and Yorktown Energy Partners XI, L.P. on April 9, 2018 and September 18, 2018 to report these transactions.

Code of Ethics

The Board has adopted a Board of Directors Code of Business Conduct and Ethics, which applies to all of our directors. Our Code of Business Conduct and Ethics covers topics including, but not limited to, conflicts of interest, insider dealing, competition, discrimination and harassment, confidentiality, bribery and corruption, sanctions and compliance procedures. A copy of the Code of Business Conduct and Ethics is available at the “Corporate Governance” section of our website, http://carbonenergycorp.com/wp-content/uploads/2018/08/Board-of-Directors-Code-of-Conduct2.pdf.

We also have an Employee Code of Conduct, which applies to all our employees and the employees of our subsidiaries. Our Code of Conduct covers topics including, but not limited to, conflicts of interest, insider dealing, competition, discrimination and harassment, confidentiality, bribery and corruption, sanctions and compliance procedures. A copy of the Code of Conduct is available at the “Corporate Governance” section of our website, http://carbonenergycorp.com/wp-content/uploads/2018/08/Employee-Code-of-Conduct3.pdf.

Meetings of the Board and Committees; Attendance at the Annual Meeting

The Board held four meetings during the fiscal year ended December 31, 2018.  Each director attended all of the meetings either in person or by telephone during 2018. In addition, regular communications were maintained throughout the year among all of the officers and directors of the Company.

The Company’s last annual meeting of stockholders was held in June 2018. The Company intends that its annual meeting will continue to be scheduled to occur during the second quarter of each year. Directors are encouraged to attend the annual meeting of stockholders.

Stockholder Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, 1700 Broadway, Suite 1170, Denver, Colorado 80290. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to a particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

Board Committees

The Board has a standing Audit Committee and a Compensation, Nominating and Governance Committee. The Board has adopted a formal written charter for each of these committees that is available on our website at www.carbonenergycorp.com.

The table below provides the current composition of each standing committee of our Board:

Name	Audit	Compensation, Nominating, and Governance
James H. Brandi	X	X
David H. Kennedy	X	X
Peter A. Leidel	X	X
Edwin H. Morgens	X	X

The Audit Committee’s primary duties and responsibilities are to assist the Board in monitoring the integrity of our financial statements, the independent registered public accounting firm’s qualifications, performance and independence, management’s effectiveness of internal controls and our compliance with legal and regulatory requirements. The Audit Committee is directly responsible for the appointment, retention, compensation, evaluation and termination of our independent registered public accounting firm and has the sole authority to approve all audit and permitted non-audit engagement fees and terms. The Audit Committee is presently comprised of Messrs. Kennedy (Chairman), Brandi, Leidel and Morgens of which Messrs. Brandi, Kennedy and Morgens are independent directors under Nasdaq listing rules. The Board has determined that Mr. Kennedy qualifies as an “audit committee financial expert” as defined by Securities and Exchange Commission rules.

The Audit Committee was formed in September 2012 and held five meetings during 2018.

The Compensation, Nominating and Governance Committee discharges the responsibilities of the Board with respect to our compensation programs and compensation of our executives and directors. The Compensation, Nominating and Governance Committee has overall responsibility for determining the compensation of our executive officers and reviewing director compensation. The Compensation, Nominating and Governance Committee is also charged with the administration of our stock incentive plans. The Compensation, Nominating and Governance Committee is presently comprised of Messrs. Morgens (Chairman), Brandi, Kennedy and Leidel, each of whom is a non-employee director for purposes of Rule 16b-3 under the Exchange Act.

Other functions of the Compensation, Nominating and Governance Committee are to identify individuals qualified to become directors and recommend to the Board nominees for all directorships, identify directors qualified to serve on Board committees and recommend to the Board members for each committee, develop and recommend to the Board a set of corporate governance guidelines and otherwise take a leadership role in shaping our corporate governance.

In identifying and evaluating nominees for directors, the Compensation, Nominating and Governance Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to us. In addition, the Compensation, Nominating and Governance Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert.” The Compensation, Nominating and Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Compensation, Nominating and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. Each director nominee must display high personal and professional ethics, integrity and values and sound business judgment.

The Compensation, Nominating and Governance Committee also monitors corporate governance for the Board, which includes reviewing the Code of Business Conduct and Ethics and evaluation of board and committee performance.

The Compensation, Nominating and Governance Committee was formed in September 2012 and held five meetings during 2018.

Director Compensation

Director Compensation

We use a combination of cash and equity incentive compensation in the form of restricted stock to attract and retain qualified and experienced candidates to serve on the Board. In setting this compensation, our Committee considers the significant amount of time and energy expended and the skill level required by our directors in fulfilling their duties. Grants of shares of restricted stock vest upon the earlier of a change in control of us or the date a non-management director’s membership on the Board is terminated other than for cause. We also reimburse expenses incurred by our non-employee directors to attend Board and Board committee meetings.

The following table reports compensation earned by or paid to our non-employee directors during 2018.

Name	Fees earned or paid in cash(1)	Stock awards ($)(2)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
James H. Brandi	$45,000	$49,000	-	-	-	-	$94,000
David H. Kennedy	$35,000	$39,200	-	-	-	-	$74,200
Bryan H. Lawrence	*	$39,200	-	-	-	-	$39,200
Peter A. Leidel	*	$39,200	-	-	-	-	$39,200
Edwin H. Morgens	$35,000	$39,200	-	-	-	-	$74,200

*	Mr. Lawrence and Mr. Leidel are employees of Yorktown Energy Partners, L.P., and have elected not to be compensated in cash for their services on the board of directors. Mr. Lawrence and Mr. Leidel each received stock awards.

(1)	Mr. McDonald, our Chief Executive Officer, is not included in this table as he is an employee of ours and receives no separate compensation for his services as a director. The compensation received by Mr. McDonald as an employee is shown below under “Executive Compensation – Summary Compensation Table.”

(2)	Reflects the full grant date fair value of restricted stock award granted in 2018 calculated in accordance with FASB ASC Topic 718.

Narrative Disclosure to Director Compensation Table

(1)	Each independent director is compensated $30,000 for a board seat, $15,000 additional for being Chairman of the Board of Directors and $5,000 additional for being Chairman of the Audit Committee or the Compensation, Nominating and Governance Committee.

(2)	Each director was granted 4,000 restricted shares which vest upon a change in control of us or the date their membership terminates for other than cause. In addition, the Chairman of the Board of Directors receives an additional 1,000 shares for a total of 5,000 shares.

Board Nominations by Stockholders

To date, the Board has not adopted a formal procedure by which stockholders may recommend nominees to the Board.  However, any stockholder who desires to submit a nomination of a person to stand for election of directors at the next annual or special meeting of the stockholders at which directors are to be elected must submit a notification of the stockholder’s intention to make a nomination (“Notification”) to Carbon by the date mentioned in the most recent proxy statement or information statement under the heading “Stockholder Proposals” as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5, and in that Notification must provide the following additional information to Carbon:

(i)	Name, address, telephone number and other methods by which Carbon can contact the stockholder submitting the Notification and the total number of shares beneficially owned by the stockholder (as the term “beneficial ownership” is defined in SEC Rule 13d-3);

(ii)	If the stockholder owns shares of Carbon’s voting stock other than on the records of Carbon, the stockholder must provide evidence that he or she owns such shares (which evidence may include a current statement from a brokerage house or other appropriate documentation);

(iii)	Information from the stockholder regarding any intentions that he or she may attempt to make a change of control or to influence the direction of Carbon, and other information regarding the stockholder and any other persons associated with the stockholder that would be required under Items 4 and 5 of SEC Schedule 14A were the stockholder or other persons associated with the stockholder to make a solicitation subject to SEC Rule 14a-12(c);

(iv)	Name, address, telephone number and other contact information of the proposed nominee; and

(v)	All information required by Item 7 of SEC Schedule 14A with respect to the proposed nominee, shall be in a form reasonably acceptable to Carbon.

Board Leadership Structure

The Board has separated leadership of the Board from its executive management. Mr. Brandi serves as Chairman of the Board and Patrick R. McDonald serves as Chief Executive Officer.

Board’s Role in Risk Oversight

The full Board has responsibility for general oversight of risks facing the Company with the Audit Committee periodically reviewing specific areas of risk exposure and reporting to the Board. In addition, the Board is informed by senior management on areas of risk facing the Company and periodically conducts discussions regarding risk assessment and risk management.

Executive Compensation

Summary Compensation Table

Effective March 15, 2017 and pursuant to the reverse stock split approved by the stockholders and Board of Directors, each 20 shares of issued and outstanding common stock became one share of common stock and no fractional shares were issued. The tables under the section on Executive Compensation, give retroactive effect to the reverse stock split for all periods presented.

The following table sets forth information relating to compensation awarded to, earned by or paid to our Named Executive Officers (“NEO”) during the fiscal years ended December 31, 2018 and 2017.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Patrick R. McDonald	2018	425,000	365,234	666,574	80,758	1,537,566
Chief Executive Officer	2017	383,750	144,000	438,725	62,159	1,028,634

Mark D. Pierce	2018	300,000	182,617	293,596	30,115	806,328
President	2017	260,039	72,000	192,287	35,024	559,311

Kevin D. Struzeski	2018	300,000	182,617	304,844	56,557	844,018
Chief Financial Officer,	2017	270,000	72,000	201,247	40,549	583,796
Treasurer and Secretary

(1)	Reflects the full grant date fair value of restricted stock awards granted in 2018 and 2017 calculated in accordance with FASB ASC Topic 718.

(2)	Reflects payments under the Annual Incentive Plan based on a combination of objective performance criteria and the discretion of the Compensation, Nominating and Governance Committee. See discussion under Annual Incentive Plan below.

(3)	All other compensation in 2018 and 2017 was comprised of (i) unused vacation, (ii) contributions made by the Company to its 401(k) plan, (iii) premiums paid on life insurance policies on such employee’s life, and (iv) other taxable fringe benefits.

Narrative Disclosure to Summary Compensation Table

The Compensation, Nominating and Governance Committee (the “Committee”) is charged with reviewing and approving the terms and structure of the compensation of our executive officers.  The Committee has from time to time utilized the services of an independent compensation consultant to assist the Committee to review and analyze the structure and terms of the compensation of our executive officers.

We consider various factors when evaluating and determining the compensation terms and structure of its executive officers, including the following:

1.	the executive’s leadership and operational performance and potential to enhance long-term value to our stockholders;

2.	our financial resources, results of operations, and financial projections;

3.	performance compared to the financial, operational and strategic goals established for us;

4.	the nature, scope and level of the executive’s responsibilities;
5.	competitive market compensation paid by other companies for similar positions, experience and performance levels; and
6.	the executive’s current salary and the appropriate balance between incentives for long-term and short-term performance.

Our management is responsible for reviewing the base salary, annual bonus and long-term compensation levels for other of our employees, and we expect this practice to continue going forward.  The Committee is responsible for significant changes to, or adoption of, employee benefit plans.

We believe that the compensation environment for qualified professionals in the industry in which we operate is highly competitive. In order to compete in this environment, the compensation of our executive officers is primarily comprised of the following four components:

➢	Base salary;

➢	Annual Incentive Plan Payments;

➢	Stock incentive plan benefits; and

➢	Other employment benefits.

Base Salary. Base salary, paid in cash, is the first element of compensation to our officers. In determining base salaries for our key executive officers, we aim to set base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals. The Board of Directors and the Committee believe that base salary should be relatively stable over time, providing the executive a dependable, minimal level of compensation, which is approximately equivalent to compensation that may be paid by competitors for persons of similar abilities. The Board of Directors and the Committee believe that base salaries for our executive officers are appropriate for persons serving as executive officers of public companies similar in size and complexity to us.

Annual Incentive Plan.  Cash payments made under the provisions of our Annual Incentive Plan (“AIP”) is another component of our compensation plan.  The Board of Directors and the Committee believes that it is appropriate that executive officers and other employees have the potential to receive a portion of their annual compensation based upon the achievement of defined objectives in order to encourage performance to achieve these key corporate objectives and to be competitive from a total remuneration standpoint.

In general terms, the AIP is designed to meet the following objectives:

●	Provide an incentive plan framework that is performance-driven and focused on objectives that were critical to our success during the plan period dates;

●	Offer competitive cash compensation opportunities to the executive officers and all employees;

●	Incentivize and reward outstanding achievement; and

●	Incentivize the creation of new assets, plays and values.

The AIP provided cash pools for all employees. Once the pools were established, awards were allocated by the executive officers to individuals based on their assessment as to individual or group performances.

Payments in 2018 were determined under the provisions of the Carbon Energy Corporation 2017 Annual Incentive Plan whereby forty percent of the AIP payments were determined at the discretion of the Board taking into consideration the factors listed above and sixty percent of the AIP payments were determined and weighted based upon the performance measures and objectives as follows:

Performance Measure	Weighting	Objective
Debt to Adjusted EBITDA Ratio	25%	2.7 to 1.0
Net Annual Production	25%	5,850 MMcfe
Lease Operating Expense	25%	$1.05/Mcfe (6:1 equivalent basis)
G&A Expense	25%	$.83/Mcfe (6:1 equivalent basis)

Payments in 2017 were determined under the provisions of the Carbon Energy Corporation 2016 Annual Incentive Plan whereby seventy percent of the AIP payments were determined at the discretion of the Board taking into consideration the factors listed above and thirty percent of the AIP payments were determined and weighted based upon the performance measures and objectives as follows:

Performance Measure	Weighting	Objective
Lease Operating Expense	33 1/3%	$1.11/Mcfe (6:1 equivalent basis)
General and Administrative Expense	33 1/3%	$4.2 million of cash-based general and administrative expense
Year End Bank Debt	33 1/3%	Year-end bank debt of $9.045 million

Stock Incentive Plan Benefits. Each of our executive officers is eligible to be granted awards under our equity compensation plans.  We believe that equity-based compensation helps align management and executives’ interests with the interests of our stockholders. Our equity incentives are also intended to reward the attainment of long-term corporate objectives by our executives. We also believe that grants of equity-based compensation are necessary to enable us to be competitive from a total remuneration standpoint.  We have no set formula for granting awards to our executives or employees. In determining whether to grant awards and the amount of any awards, we take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations and the total compensation package.

Other Compensation/Benefits. Another element of the overall compensation is to provide our executive officers various employment benefits, such as the payment of health and life insurance premiums on behalf of the executive officers.   Our executive officers are also eligible to participate in our 401(k) plan on the same basis as other employees and we historically have made matching contributions to the 401(k) plan, including for the benefit of our executive officers.

Pursuant to the employment agreements with Messrs. McDonald, Pierce and Struzeski, such officers are entitled to certain payments upon termination of employment. See Employment Contracts and Termination of Employment and Change-in-Control Arrangements below. Other than these arrangements, we currently do not have any compensatory plans or arrangements that provide for any payments or benefits upon the resignation, retirement or any other termination of any of our executive officers, as the result of a change in control, or from a change in any executive officer’s responsibilities following a change in control.

Outstanding Equity Awards at December 31, 2018

The following table sets forth information concerning unexercised warrants and unvested restricted stock and performance unit awards, each as held by our executive officers as of December 31, 2018.

	Equity Incentive Plan Awards
Name	Number of unvested restricted shares (#)	Market Value of unvested restricted shares ($) (1)	Number of unearned performance units (#)	Market Value of unearned performance units ($) (1)
Patrick R. McDonald	40,000	370,000	78,080	722,240

Mark D. Pierce	30,000	277,500	41,540	384,245

Kevin D. Struzeski	30,000	277,500	41,540	384,245

(1)	Reflects the value of unvested shares of restricted stock and performance unit awards held by our executive officers as of December 31, 2018, measured by the closing market price of our common stock on December 31, 2018, which was $9.25 per share.

The following table reflects unvested stock awards held by our executive officers as of December 31, 2018 that have time-based vesting. These stock awards will vest as follows if the named executive officer has remained in continuous employment through the vesting date in each such year:

Award Recipient	2019	2020	2021	Thereafter

Patrick R. McDonald	20,000	13,333	6,667	-

Mark D. Pierce	20,000	6,667	3,333	-

Kevin D. Struzeski	20,000	6,667	3,333	-

The following table reflects unvested performance stock awards held by our executive officers as of December 31, 2018 that vest upon the achievement of certain performance measures over a defined period of time and, in certain cases, based on continuous service. These performance stock awards will vest as follows if the named executive officer has remained in continuous employment with us through the date of a change in control and if the executive officer earns 100% of the performance stock awards based upon the achievement of certain performance measures over a defined period of time for us.

Stock Award Recipient	Change of Control	Achievement of Certain Performance Measures

Patrick R. McDonald	18, 080	60,000

Mark D. Pierce	9,040	32,500

Kevin D. Struzeski	9,040	32,500

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Effective March 30, 2013, Messrs. McDonald, Pierce and Struzeski entered into employment agreements with the Company. These agreements superseded employment agreements between Messrs. McDonald and Struzeski and Nytis Exploration Company and between Mr. Pierce and Nytis LLC.

The agreement between us and Patrick R. McDonald has a term through December 31, 2019, which term shall automatically be extended for successive terms of one-year provided, however, that the Board of Directors may terminate the agreement at the end of the term or any additional term by giving written notice of termination at least three months preceding the end of the then current term. In the event of the termination of Mr. McDonald’s employment by us without cause or by Mr. McDonald with good reason, Mr. McDonald is to receive an amount equal to 150% of his “Compensation,” defined as the arithmetic average of Mr. McDonald’s annual base salary, bonus and other cash compensation for each of the three years prior to the termination and for a period of 24 months from the date of termination, his medical, dental, disability and life insurance coverage at the same levels of coverage as in effect immediately prior to his termination. In the event of termination of employment by us without cause or by Mr. McDonald with good reason within two years after a change in control of us, he is to receive 275% of the Compensation (as defined above).

The agreements between us and Messrs. Pierce and Struzeski have a term through December 31, 2019, which term shall automatically be extended for successive terms of one-year provided, however, that the Board of Directors may terminate the agreement at the end of the term or any additional term by giving written notice of termination at least three months preceding the end of the then current term. In the event of the termination of Mr. Pierce’s or Mr. Struzeski’s employment by us without cause or by the executive with good reason, they would receive an amount equal to 100% of his “Compensation,” defined as the arithmetic average of their annual base salary, bonus and other cash compensation for each of the three years prior to the termination and the cost to provide benefits for a period of 12 months from the date of termination at the same levels of coverage as in effect immediately prior to the date of termination. In the event of termination of employment by us without cause or by the executive with good reason within two years after a change in control of us, they would receive 200% of their Compensation (as defined above) and 100% of the annual cost to us of the benefits provided to Messrs. Pierce and Struzeski.

Risk/Reward Issues

The Board of Directors does not believe that the current structure of the Company’s compensation policies promotes unnecessary or inappropriate short-term or long-term risks.  The cash compensation paid to the Company’s executive officers consists of fixed salaries and possible performance bonuses.  These performance bonuses (if any) will be granted in hindsight by the Board of Directors based on operational and financial performance.

In the future, the Board may base the vesting of stock options and perhaps cash bonuses on specific performance criteria that will be determined in advance based on the Company’s prior year performance as reflected in its financial statements included within its annual report on Form 10-K.

ACTION NO. 2

RATIFICATION OF THE 2019 LONG TERM INCENTIVE PLAN

On March 4, 2019, the Board of Directors approved the 2019 Long Term Incentive Plan (the “Plan”) subject to the Plan’s approval and ratification by the stockholders. On April 11, 2019, the Company obtained written consent from the Majority Stockholders approving and ratifying the Plan. Reasons for adopting the Plan include that shares reserved for issuance under the 2015 Stock Incentive Plan are exhausted and the Board believes that it is important to maintain a stock incentive plan to create incentives for employees, directors and officers. The essential features of the plan are summarized below and a copy of the Plan is set forth in Appendix A hereto:

Purpose of the Plan

The purpose of the Plan is to provide a means through which (a) the Company and its affiliates may attract and retain able persons as employees, directors and consultants, thereby enhancing the profitable growth of the Company and its affiliates and (b) persons upon whom the responsibilities of the successful administration and management of the Company and its affiliates rest, and whose present and potential contributions to the welfare of the Company and its affiliates are of importance, can acquire and maintain stock ownership or awards the value of which is tied to the performance of the Company, thereby strengthening their concern for the welfare of the Company and its affiliates. Accordingly, the Plan provides for the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Awards, Dividend Equivalents, Other Stock-Based Awards, Cash Awards, Substitute Awards, Performance Awards, or any combination of the foregoing.

Term of the Plan

Ratification of the Plan by the Majority Stockholders will become effective on or about May 21, 2019, a date that is more than 20 calendar days after Notice is first sent to our stockholders and the Plan will terminate December 31, 2028, unless sooner terminated by the Board of Directors.

Stock Limits

The maximum number of shares of the Company’s common stock issuable under the Plan is 500,000. Any stock that is the subject of an award under the Plan shall be counted against the limit as one share for every share issued. In general, stock is counted against the limit only to the extent that it is actually issued. Thus, stock which terminates by expiration, forfeiture, cancellation, shares withheld or surrendered in payment of any exercise or purchase price of an award or taxes relating to award or otherwise is settled in cash in lieu of stock, or exchanged for awards not involving stock, shall again be available for grant.

The number and kind of stock that may be issued and other value determinations are subject to adjustment to reflect any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Company’s shares. However, the Committee cannot make any adjustments that would cause an award that is not otherwise “non-qualified deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), to become or create “non-qualified deferred compensation” under Code Section 409A.

Administration

The Compensation, Nominating and Governance Committee of the Board of Directors (the “Committee”) is responsible for administering the Plan with the discretionary power to interpret the terms and intent of the Plan and any Plan-related documentation. The Committee is also responsible for determining the eligibility for awards as well as the terms and conditions of awards. Determinations of the Committee made under the Plan are final and binding. The Committee may delegate administrative duties and powers to a subcommittee of the Board or to any officer including the right to perform administrative functions and to grant awards to employees who are not directors or officers of the Company.

Eligibility

Individuals eligible to receive awards under the Plan are employees and directors of the Company or of any affiliate of the Company, and consultants, agents and advisors who provide services to the Company and any affiliate of the Company, as selected by the Committee, provided, that, any such individual must be an “employee” of the Company or any of its subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual is granted an Award that may be settled in stock.

Options

The Committee may grant options under the Plan either alone or in addition to other awards granted under the Plan. The exercise price for options cannot be less than the fair market value of the stock underlying such options on the date of grant, which shall be either (i) if the stock is listed on a national securities exchange, the closing sales price of the stock, as reported on the stock exchange on that date (or if no sales occur on such date, on the last preceding date on which such sales of the stock are so reported); (ii) if the stock is not traded on a national securities exchange but is traded over the counter on such date, the average between the reported high and low bid and asked prices of stock on the most recent date on which stock was publicly traded on or preceding the specified date; or (iii) in the event stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate, including the limitations or requirements of Code Section 409A, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto (the “Nonqualified Deferred Compensation Rules”). The Plan explicitly prohibits the Committee from repricing options without obtaining stockholder approval. The latest expiration date of an option cannot be later than the 10th anniversary of the date of grant. The exercise price may be paid with cash or its equivalent, with previously acquired stock (in certain circumstances, that have been held at least six months), or by certain other means with the consent of the Committee.

Any option intended to qualify as an incentive stock option (“ISO”) under Section 422 of the Code: (i) shall only be granted to an employee, (ii) must have an option price per share that is not less than 110% of the fair market value of such share on the date of grant, if such ISO is granted to a participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, (iii) must have a maximum exercise period of no more than five years from the date of grant of such option, if such ISO is granted to a participant who owns more than 10% of the total combined voting power of all classes of stock of the company, (iv) shall not be transferrable other than by will or the laws of descent and distribution, and (v) shall only be exercisable by the participant or his or her guardian or legal representative during his or her lifetime (or within one year of the employee’s death if the employee died while employed by the Company). The maximum aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year may not exceed $100,000.

Stock Appreciation Rights (“SAR”)

The Committee may grant SARs under the Plan either alone or in tandem with options or other awards. Upon the exercise of a SAR, the holder will have the right to receive the excess of (i) the fair market value of one share on the date of exercise over (ii) the grant price of the SAR on the date of grant which will not be less than the fair market value of one share on the date of grant. Upon the exercise of a SAR, the Committee will determine, in its sole discretion, whether payment will be made in cash, stock or other property, or any combination thereof. Additionally, the following terms will be applicable to SARs granted under the Plan:

●	Any SAR granted in tandem with an option may be granted at the same time as the related option is granted

●	Any SAR granted in tandem with an option may be exercised only when the related option would be exercisable and the fair market value of the stock subject to the related option exceeds the option price at which stock can be acquired pursuant to the option

●	Any option related to a tandem SAR will no longer be exercisable to the extent the tandem SAR has been exercised.

Restricted Stock

The Committee may award restricted stock either alone or in addition to other awards under the Plan. Restricted stock awards consist of stock that is granted to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. A holder of restricted stock is generally not treated as a stockholder of the Company (subject to the Committee’s discretion) and does not have the right to vote such stock or the right to receive distributions made with respect to such stock.

Restricted Stock Unit

The Committee may award Restricted Stock Units under the Plan. A Restricted Stock Unit is the right to receive stock, cash or a combination thereof at the end of a specified period (which may or may not be coterminous with the vesting schedule of the Award).

Performance Awards

Performance awards may be granted under the Plan, either alone or in addition to other awards granted under the Plan. Performance awards will be earned only if the participant meets certain performance goals established by the Committee over a designated performance period established by the Committee. Performance awards may be paid in cash, stock, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance goals to be achieved for each performance period will be determined by the Committee.

Performance Objectives. Performance Awards will be subject to the achievement of one or more objective performance goals established by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance goals applicable to a Performance Award, and may exercise its discretion to reduce or increase the amounts payable under any Performance Award. Performance goals may differ for Performance Awards granted to any one participant or to different participants. The performance period applicable to any Performance Award shall be set by the Committee in its discretion but shall not exceed ten years.

Adjustments.

To prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the number and kind of stock that may be issued, the number and kind of stock subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Committee to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions. The Committee may also make adjustments to reflect unusual or nonrecurring events such as mergers, consolidations, spin-offs and other corporate reorganizations.

Termination of Employment

The Committee will determine how each award will be treated following termination of the holder’s employment with, or service for, the Company, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable.

Treatment of Awards upon a Change of Control and Related Transactions

One or more awards may be subject to the terms and conditions set forth in a written agreement between the Company and a participant providing for different terms or provisions with respect to such awards upon a “Change of Control” of the Company (as that term may be defined in such written agreement or in the Plan).

Amendments

The Board of Directors may at any time alter, amend, suspend, discontinue or terminate the Plan, except that no amendment of the Plan will be made without stockholder approval if stockholder approval is required by applicable law or regulation. Stockholder approval is also generally required for any amendment that would: (i) increase the number of shares that may be the subject of awards; (ii) expand the types of awards available; or (iii) materially expand the class of persons eligible to participate. No amendment to an award previously granted may adversely affect the rights of any participant to whom such award was granted without such participant’s consent.

Transferability

Except as otherwise approved by the Committee, awards are not transferable.

Material Federal Income Tax Considerations

The following is a brief summary of the principal federal income tax consequences of awards under the Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Options. In general, an optionee does not recognize taxable income upon the grant of an option. Upon the exercise of such an option, the optionee recognizes ordinary income to the extent the fair market value of the stock received upon exercise of the option on the date of exercise exceeds the exercise price. The capital gain or loss will be long-term if the shares have been held for more than one year prior to their sale. The Company receives an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the option. The foregoing discussion does not address the tax treatment with respect to options that would qualify as “incentive stock options” under Section 422 of the Code, which historically have not been granted by the Company.

Restricted Stock. A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, unless an election is made as described in the next paragraph, the participant recognizes ordinary income in the first taxable year in which his or her interest in the stock becomes either: (i) freely transferable, or (ii) no longer subject to a substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the stock at the time the restrictions lapse less the cash, if any, paid for the stock.

A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the stock) on the date of the award. Any such election must be filed with the Internal Revenue Service within 30 days of the date of grant. Future appreciation on the stock will be taxed as capital gains when the stock is sold. However, if after making such an election, the stock is forfeited, the participant will be unable to claim any loss deduction.

The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

Other Awards. In the case of an exercise of a SAR or an award of other stock units or performance awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any stock received on the date of payment. In that taxable year, the Company would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Million Dollar Deduction Limit. Pursuant to Section 162(m) of the Code, the Company may not deduct compensation of more than one million ($1,000,000) dollars that is paid to an individual who, on the last day of the taxable year, is either the Company’s principal executive officer or is among one of the three other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement or information statement.

Withholding Taxes. Awards made to participants under the Plan may be subject to federal, state and local income tax and employment tax withholding obligations and the Company will comply with any requirements to withhold such taxes.

ACTION NO. 3

RATIFICATION AND APPROVAL OF THE

APPOINTMENT OF PLANTE MORAN

The Board of Directors has selected the accounting firm of Plante Moran to serve as our independent registered public accounting firm for the 2019 fiscal year. The Majority Stockholders ratified and approved the selection of Plante Moran as our independent registered public accounting firm.

The Board considers Plante Moran to be well qualified to serve as the independent auditors for the Company.  However, the Board of Directors in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Fees Billed By Independent Accounting Firm

The following table presents fees for professional services performed by our independent registered public accounting firms, EKS&H LLP (“EKS&H”) and Plante Moran PLLC (“Plante Moran”), for 2018 and 2017.

	2018	2017
Fees
Audit fees (1)	$703,000	$202,000
Audit-related support fees	-	-
Tax fees	-	-
All other fees	286,000	-
Total	$989,000	$202,000

Effective October 1, 2018, EKS&H combined with Plante Moran. As a result of this transaction, on October 2, 2018, EKS&H resigned as the independent registered public accounting firm for the Company. Concurrent with the resignation, the Audit Committee approved the engagement of Plante Moran as the new independent registered public accounting firm for the Company.

(1) Audit Fees consist of the aggregate fees for professional services rendered for the audit of our annual consolidated financial statements, and the reviews of the consolidated financial statements included in our Quarterly Reports on Forms 10-Q, audits for Carbon Appalachian Company, LLC and Carbon California Company, LLC (each, a subsidiary of Carbon), audits related to statements of revenues and direct operating expenses for interests acquired by the Company and certain acquisitions or potential acquisitions of Carbon Appalachian Company, LLC and Carbon California Company, LLC, and for any other services that were normally provided by our auditors in connection with our statutory and regulatory filings or engagements.

All Other Fees consist of the aggregate fees billed for products and services provided by our auditors and not otherwise included in audit fees, audit-related fees or tax fees.

The Board of Directors adopted resolutions that provided that the Audit Committee must:

pre-approve all audit services that the auditor may provide to us or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits) as required by §10A(i)(A) of the 1934 Act.

pre-approve all non-audit services (other than certain de minimis services described in §10A(i)(1)(B) of the 1934 Act that the auditors propose to provide to us or any of our subsidiaries.

The Audit Committee considers at each of its meetings whether to approve any audit services or non-audit services. In some cases, management may present the request; in other cases, the auditors may present the request.

All of the fees in the table above that were incurred directly by the Company, were approved in accordance with this policy.

OTHER MATTERS

As of the date of this Information Statement, management does not know of any matters that will come before the Annual Meeting.

ADDITIONAL INFORMATION

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov.  Our Annual Report on Form 10-K containing the disclosure for the year ended December 31, 2018, and other reports filed under the Exchange Act, are also available to any stockholder at no cost upon request to: Corporate Secretary, Carbon Energy Corporation, 1700 Broadway, Suite 1170, Denver, Colorado 80290; tel: (720) 407-7030.

Delivery Of Documents To Security Holders Sharing An Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Corporate Secretary, Carbon Energy Corporation, 1700 Broadway, Suite 1170, Denver, Colorado 80290; tel: (720) 407-7030.

 If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

STOCKHOLDER PROPOSALS

Carbon Energy Corporation expects to hold its next annual meeting of stockholders in May 2020. Proposals from stockholders intending to be presented at the next annual meeting of stockholders should be addressed to Carbon Energy Corporation, Attention: Corporate Secretary, 1700 Broadway, Suite 1170, Denver, Colorado 80290 and we must receive the proposals by December 15, 2019. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the meeting materials in accordance with applicable law. It is suggested that stockholders forward such proposals by Certified Mail-Return Receipt Requested. After December 15, 2019, any stockholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

Dated April 23, 2019
BY ORDER OF THE BOARD OF DIRECTORS:
CARBON ENERGY CORPORATION

/s/ Patrick R. McDonald
Patrick R. McDonald,
Chief Executive Officer

Appendix A

Carbon Energy Corporation

2019 LONG TERM INCENTIVE PLAN

Section 1. Purpose. The purpose of the Carbon Energy Corporation 2019 Long Term Incentive Plan (the “Plan”) is to provide a means through which (a) Carbon Energy Corporation, a Delaware corporation (the “Company”), and its Affiliates may attract and retain able persons as employees, directors and consultants, thereby enhancing the profitable growth of the Company and its Affiliates and (b) persons upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the welfare of the Company and its Affiliates are of importance, can acquire and maintain stock ownership or awards the value of which is tied to the performance of the Company, thereby strengthening their concern for the welfare of the Company and its Affiliates. Accordingly, the Plan provides for the grant of Options, SARs, Restricted Stock, Restricted Stock Units, Stock Awards, Dividend Equivalents, Other Stock-Based Awards, Cash Awards, Substitute Awards, Performance Awards, or any combination of the foregoing.

Section 2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Adjustment Event” has the meaning set forth in Section 8(d).

(b) “Affiliate” means any corporation, partnership, limited liability company, limited liability partnership, association, trust or other organization that, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities, by contract, or otherwise.

(c) “ASC Topic 718” means the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation - Stock Compensation, as amended or any successor accounting standard.

(d) “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Stock Award, Dividend Equivalent, Other Stock-Based Award, Cash Award, Substitute Award or Performance Award, together with any other right or interest, granted under the Plan.

(e) “Award Agreement” means any written instrument (including any employment, severance or change in control agreement or any resolution of the Committee) that sets forth the terms, conditions, restrictions and/or limitations applicable to an Award, in addition to those set forth under the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Cash Award” means an Award denominated in cash granted under Section 6(i).

(h) “Change in Control” means, except as otherwise provided in an Award Agreement, the occurrence of any of the following events after the Effective Date:

(i)    A “change in the ownership” of the Company within the meaning of Treasury Regulation § 1.409A-3(i)(5)(v), whereby any one person, or more than one person acting as a “group” (for purposes of this Section 2(h)(i), as such term is defined in Treasury Regulation § 1.409A-3(i)(5)(v)(B)), acquires beneficial ownership (as such term is defined in Rule 13d-3), directly or indirectly, of securities in the Company that, together with securities beneficially owned by such person or group, constitutes more than 50% of the total fair market value or total voting power of the outstanding securities of the Company; provided, however, that this clause (i) shall not apply to any acquisitions by funds affiliated with Yorktown Energy Partners or any of their respective Affiliates (collectively, the “Yorktown Holders”) until the first date after the Effective Date on which the Yorktown Holders beneficially own (as such term is defined in Rule 13d-3), directly or indirectly, less than 20% of the total voting power of the outstanding securities of the Company;

(ii) A “change in the effective control” of the Company within the meaning of Treasury Regulation § 1.409A-3(i)(5)(vi), whereby either (A) any one person, or more than one person acting as a “group” (for purposes of this Section 2(h)(ii), as such term is defined in Treasury Regulation § 1.409A-3(i)(5)(vi)(D)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) beneficial ownership (as such term is defined in Rule 13d-3), directly or indirectly, of securities of the Company possessing 30% or more of the total voting power of the outstanding securities of the Company; provided, however, that this clause (ii)(A) shall not apply to any acquisitions by the Yorktown Holders until the first date after the Effective Date on which the Yorktown Holders beneficially own (as such term is defined in Rule 13d-3), directly or indirectly, less than 20% of the total voting power of the outstanding securities of the Company; or (B) a majority of the members of the Board are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(iii) A “change in the ownership of a substantial portion” of the Company’s assets within the meaning of Treasury Regulation § 1.409A-3(i)(5)(vii), whereby any one person, or more than one person acting as a “group” (for purposes of this Section 2(h)(iii), as such term is defined in Treasury Regulation § 1.409A-3(i)(5)(vii)(C)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets of the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all the assets of the Company immediately prior to such acquisition or acquisitions.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for a deferral of compensation under the Nonqualified Deferred Compensation Rules, the transaction or event described in clauses (i), (ii) or (iii) above with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation § 1.409A-3(i)(5) to the extent required by the Nonqualified Deferred Compensation Rules.

(i) “Change in Control Price” means the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever the Committee determines is applicable, as follows: (i) the price per share offered to holders of Stock in any merger or consolidation, (ii) the per share fair market value of the Stock immediately before the Change in Control or other event without regard to assets sold in the Change in Control or other event and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of Stock in any tender offer or exchange offer whereby a Change in Control or other event takes place, or (v) if such Change in Control or other event occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv) of this Section 2(i), the value per share of the Stock that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 2(i) or in Section 8(e) consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.

(j) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.

(k) “Committee” means the Compensation, Nominating and Governance Committee of the Board; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more Qualified Members.

(l) “Dividend Equivalent” means a right, granted to an Eligible Person under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(m) “Effective Date” means January 1, 2019.

(n) “Eligible Person” means any individual who, as of the date of grant of an Award, is an officer or employee of the Company or of any of its Affiliates, and any other person who provides services to the Company or any of its Affiliates, including directors of the Company; provided, that, any such individual must be an “employee” of the Company or any of its subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual is granted an Award that may be settled in Stock. An employee on leave of absence may be an Eligible Person.

(o) “Equitable Adjustments” has the meaning set forth in Section 8(d).

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.

(q) “Fair Market Value” means, as of any specified date, (i) if the Stock is listed on a national securities exchange, the closing sales price of the Stock, as reported on the stock exchange on that date (or if no sales occur on such date, on the last preceding date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over the counter on such date, the average between the reported high and low bid and asked prices of Stock on the most recent date on which Stock was publicly traded on or preceding the specified date; or (iii) in the event Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate, including the Nonqualified Deferred Compensation Rules. Notwithstanding this definition of Fair Market Value, with respect to one or more Awards types, or for any other purpose for which the Committee must determine the Fair Market Value under the Plan, the Committee may elect to choose a different measurement date or methodology for determining Fair Market Value so long as the determination is consistent with the Nonqualified Deferred Compensation Rules and all other applicable laws and regulations.

(r) “ISO” means any Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(s) “Nonqualified Deferred Compensation Rules” means the limitations or requirements of Section 409A of the Code, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.

(t) “Nonstatutory Option” means any Option that is not intended to be an ISO.

(u) “Option” means a right, granted to an Eligible Person under Section 6(b), to purchase Stock at a specified price during specified time periods.

(v) “Other Stock-Based Award” means an Award granted to an Eligible Person under Section 6(h).

(w) “Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

(x) “Performance Award” means an award granted to an Eligible Person under Section 6(k), the grant, vesting, exercisability and/or settlement of which (and/or the timing or amount thereof) is subject to the achievement of one or more performance goals specified by the Committee.

(y) “Qualified Member” means a member of the Board who is (i) a “non-employee director” within the meaning of Rule 16b-3(b)(3), and (ii) “independent” under the listing standards or rules of the securities exchange upon which the Stock is traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules.

(z) “Restricted Stock” means Stock granted to an Eligible Person under Section 6(d) that is subject to certain restrictions and to a risk of forfeiture.

(aa) “Restricted Stock Unit” means a right, granted to an Eligible Person under Section 6(e), to receive Stock, cash or a combination thereof at the end of a specified period (which may or may not be coterminous with the vesting schedule of the Award).

(bb) “Rule 13d-3” means Rule 13d-3, promulgated by the SEC under Section 13 of the Exchange Act.

(cc) “Rule 16b-3” means Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act.

(dd) “SAR” means a stock appreciation right granted to an Eligible Person under Section 6(c).

(ee) “SEC” means the Securities and Exchange Commission.

(ff) “Section 409A Payment Date” has the meaning set forth in Section 9(k).

(gg) “Securities Act” means the Securities Act of 1933, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.

(hh) “Stock” means the Company’s common stock, par value $0.01 per share, and such other securities as may be substituted (or re-substituted) for Stock pursuant to Section 8.

(ii) “Stock Award” means unrestricted shares of Stock granted to an Eligible Person under Section 6(f).

(jj) “Substitute Award” means an Award granted under Section 6(j).

Section 3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan, Rule 16b-3 and other applicable laws, the Committee shall have the authority, in its sole and absolute discretion, to:

(i) designate Eligible Persons as Participants;

(ii) determine the type or types of Awards to be granted to an Eligible Person;

(iii) determine the number of shares of Stock or amount of cash to be covered by Awards;

(iv) determine the terms and conditions of any Award, including whether, to what extent and under what circumstances Awards may be vested, settled, exercised, cancelled or forfeited (including conditions based on continued employment or service requirements or the achievement of one or more performance goals);

(v) modify, waive or adjust any term or condition of an Award that has been granted, which may include the acceleration of vesting, waiver of forfeiture restrictions, modification of the form of settlement of the Award (for example, from cash to Stock or vice versa), early termination of a performance period, or modification of any other condition or limitation regarding an Award;

(vi) determine the treatment of an Award upon a termination of employment or other service relationship;

(vii) impose a holding period with respect to an Award or the shares of Stock received in connection with an Award;

(viii) interpret and administer the Plan and any Award Agreement;

(ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement; and

(x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Any action of the Committee shall be final, conclusive and binding on all persons, including Eligible Persons, the Company, its Affiliates, stockholders, Participants, beneficiaries, and permitted transferees under Section 7(a) or other persons claiming rights from or through a Participant.

(b) Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to an Eligible Person who is then subject to Section 16 of the Exchange Act in respect of the Company where such action is not taken by the full Board may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. For the avoidance of doubt, the full Board may take any action relating to an Award granted or to be granted to an Eligible Person who is then subject to Section 16 of the Exchange Act in respect of the Company.

(c) Delegation of Authority. The Committee may delegate any or all of its powers and duties under the Plan to a subcommittee of directors or to any officer of the Company, including the power to perform administrative functions and grant Awards; provided, however, that such delegation does not (i) violate applicable law, or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. Upon any such delegation, all references in the Plan to the “Committee,” other than in Section 8, shall be deemed to include any subcommittee or officer of the Company to whom such powers have been delegated by the Committee. Any such delegation shall not limit the right of such subcommittee members or such an officer to receive Awards; provided, however, that such subcommittee members and any such officer may not grant Awards to himself or herself, a member of the Board, or any executive officer (as defined under Rule 3b-7 promulgated under the Exchange Act) of the Company or an Affiliate, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or any such executive officer of the Company or an Affiliate. The Committee may also appoint agents who are not executive officers of the Company or members of the Board to assist in administering the Plan, provided that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Stock.

(d) Limitation of Liability. The Committee and each member thereof shall be entitled, in good faith, to rely or to act upon any report or other information furnished to him or her by any officer or employee of the Company or any of its Affiliates, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or any of its Affiliates acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

Section 4. Stock Subject to Plan.

(a) Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with Section 8, 500,000 shares of Stock are reserved and available for delivery with respect to Awards, and such total shall be available for the issuance of shares upon the exercise of ISOs.

(b) Application of Limitation to Grants of Awards. Subject to Section 4(c), no Award may be granted if the number of shares of Stock that may be delivered in connection with such Award exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under the Plan that expires or is cancelled, forfeited, exchanged, settled in cash or otherwise terminated (including (i) shares forfeited with respect to Restricted Stock, and (ii) the number of shares withheld or surrendered to the Company in payment of any exercise or purchase price of an Award or taxes relating to Awards) shall not be considered “delivered shares” under the Plan, shall be available for delivery with respect to Awards, and shall no longer be considered issuable or related to outstanding Awards for purposes of Section 4(b). If an Award may be settled only in cash, such Award need not be counted against any share limit under this Section 4.

(d) Stock Offered. The shares of Stock to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market.

Section 5. Eligibility; Per Person Award Limitations.

(a) Awards may be granted under the Plan only to Eligible Persons.

(b) In each calendar year during any part of which the Plan is in effect, a non-employee member of the Board may not be granted Awards having a value (determined, if applicable, pursuant to ASC Topic 718) on the date of grant in excess of $150,000.00, in each case multiplied by the number of full or partial calendar years in any performance period established with respect to an Award, if applicable; provided, that, for the calendar year in which a non-employee member of the Board first commences service on the Board only, the foregoing limitations shall be doubled; provided, further that, the limits set forth in this Section 5(b) shall be without regard to grants of Awards, if any, made to a non-employee member of the Board during any period in which such individual was an employee of the Company or of any of its Affiliates or was otherwise providing services to the Company or to any of its Affiliates other than in the capacity as a director of the Company.

Section 6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with any other Award. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

(b) Options. The Committee is authorized to grant Options, which may be designated as either ISOs or Nonstatutory Options, to Eligible Persons on the following terms and conditions:

(i) Exercise Price. Each Award Agreement evidencing an Option shall state the exercise price per share of Stock (the “Exercise Price”) established by the Committee; provided, however, that except as provided in Section 6(j) or in Section 8, the Exercise Price of an Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, 110% of the Fair Market Value per share of the Stock on the date of grant).

(ii) Time and Method of Exercise; Other Terms. The Committee shall determine the methods by which the Exercise Price may be paid or deemed to be paid, the form of such payment, including cash or cash equivalents, Stock (including previously owned shares or through a cashless exercise, i.e., “net settlement,” a broker-assisted exercise, or other reduction of the amount of shares otherwise issuable pursuant to the Option), other Awards or awards granted under other plans of the Company or any Affiliate, other property, or any other legal consideration the Committee deems appropriate (including notes or other contractual obligations of Participants to make payment on a deferred basis), the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including the delivery of Restricted Stock subject to Section 6(d), and any other terms and conditions of any Option. In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued based on the Stock’s Fair Market Value as of the date of exercise. No Option may be exercisable for a period of more than 10 years following the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, for a period of more than five (5) years following the date of grant of the ISO).

(iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. ISOs may only be granted to Eligible Persons who are employees of the Company or employees of any subsidiary of the Company. Except as otherwise provided in Section 8, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than 10 years after the earlier of the adoption of the Plan or the approval of the Plan by the Company’s stockholders. Notwithstanding the foregoing, to the extent that the aggregate Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) subject to any other incentive stock options of the Company or a subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) that are exercisable for the first time by a Participant during any calendar year exceeds $100,000, or such other amount as may be prescribed under Section 422 of the Code, such excess shall be treated as Nonstatutory Options in accordance with the Code. As used in the previous sentence, Fair Market Value shall be determined as of the date the ISO is granted. If a Participant shall make any disposition of shares of Stock issued pursuant to an ISO under the circumstances described in Section 421(b) of the Code (relating to disqualifying dispositions), the Participant shall notify the Company of such disposition within the time provided to do so in the applicable award agreement.

(c) SARs. The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:

(i) Right to Payment. An SAR is a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

(ii) Grant Price. Each Award Agreement evidencing an SAR shall state the grant price per share of Stock established by the Committee; provided, however, that except as provided in Section 6(j) or in Section 8, the grant price per share of Stock subject to an SAR shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the SAR.

(iii) Method of Exercise and Settlement; Other Terms. The Committee shall determine the form of consideration payable upon settlement, the method by or forms in which Stock (if any) will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any SAR. SARs may be either free-standing or granted in tandem with other Awards. No SAR may be exercisable for a period of more than 10 years following the date of grant of the SAR.

(iv) Rights Related to Options. An SAR granted in connection with an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the Exercise Price with respect to a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the SAR, by (B) the number of shares as to which that SAR has been exercised. The Option shall then cease to be exercisable to the extent surrendered. SARs granted in connection with an Option shall be subject to the terms and conditions of the Award Agreement governing the Option, which shall provide that the SAR is exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferrable.

(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:

(i) Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose. Except as provided in Section 7(a)(iii) and Section 7(a)(iv), during the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hedged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may allow a Participant to elect, or may require, that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock, applied to the purchase of additional Awards or deferred without interest to the date of vesting of the associated Award of Restricted Stock. Unless otherwise determined by the Committee and specified in the applicable Award Agreement, Stock distributed in connection with a Stock split or Stock dividend, and other property (other than cash) distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e) Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Eligible Persons on the following terms and conditions:

(i) Award and Restrictions. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose.

(ii) Settlement. Settlement of vested Restricted Stock Units shall occur upon vesting or upon expiration of the deferral period specified for such Restricted Stock Units by the Committee (or, if permitted by the Committee, as elected by the Participant). Restricted Stock Units shall be settled by delivery of (A) a number of shares of Stock equal to the number of Restricted Stock Units for which settlement is due, or (B) cash in an amount equal to the Fair Market Value of the specified number of shares of Stock equal to the number of Restricted Stock Units for which settlement is due, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(f) Stock Awards. The Committee is authorized to grant Stock Awards to Eligible Persons as a bonus, as additional compensation, or in lieu of cash compensation any such Eligible Person is otherwise entitled to receive, in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons, entitling any such Eligible Person to receive cash, Stock, other Awards, or other property equal in value to dividends or other distributions paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (other than an Award of Restricted Stock or a Stock Award). The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at a later specified date and, if distributed at a later date, may be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. With respect to Dividend Equivalents granted in connection with another Award, absent a contrary provision in the Award Agreement, such Dividend Equivalents shall be subject to the same restrictions and risk of forfeiture as the Award with respect to which the dividends accrue and shall not be paid unless and until such Award has vested and been earned.

(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of, or the performance of, specified Affiliates of the Company. The Committee shall determine the terms and conditions of such Other Stock-Based Awards. Stock delivered pursuant to an Other-Stock Based Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Stock, other Awards, or other property, as the Committee shall determine.

(i) Cash Awards. The Committee is authorized to grant Cash Awards, on a free-standing basis or as an element of, a supplement to, or in lieu of any other Award under the Plan to Eligible Persons in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.

(j) Substitute Awards; No Repricing. Awards may be granted in substitution or exchange for any other Award granted under the Plan or under another plan of the Company or an Affiliate or any other right of an Eligible Person to receive payment from the Company or an Affiliate. Awards may also be granted under the Plan in substitution for awards held by individuals who become Eligible Persons as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or an Affiliate. Such Substitute Awards referred to in the immediately preceding sentence that are Options or SARs may have an exercise price that is less than the Fair Market Value of a share of Stock on the date of the substitution if such substitution complies with the Nonqualified Deferred Compensation Rules and other applicable laws and exchange rules. Except as provided in this Section 6(j) or in Section 8, without the approval of the stockholders of the Company, the terms of outstanding Awards may not be amended to (i) reduce the Exercise Price or grant price of an outstanding Option or SAR, (ii) grant a new Option, SAR or other Award in substitution for, or upon the cancellation of, any previously granted Option or SAR that has the effect of reducing the Exercise Price or grant price thereof, (iii) exchange any Option or SAR for Stock, cash or other consideration when the Exercise Price or grant price per share of Stock under such Option or SAR exceeds the Fair Market Value of a share of Stock, or (iv) take any other action that would be considered a “repricing” of an Option or SAR under the applicable listing standards of the national securities exchange on which the Stock is listed (if any).

(k) Performance Awards. The Committee is authorized to designate any of the Awards granted under the foregoing provisions of this Section 6 as Performance Awards. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance goals applicable to a Performance Award, and may exercise its discretion to reduce or increase the amounts payable under any Performance Award. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. The performance period applicable to any Performance Award shall be set by the Committee in its discretion but shall not exceed ten years.

Section 7. Certain Provisions Applicable to Awards.

(a) Limit on Transfer of Awards.

(i) Except as provided in Section 7(a)(iii) and Section 7(a)(iv), each Option and SAR shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding anything to the contrary in this Section 7(a), an ISO shall not be transferable other than by will or the laws of descent and distribution.

(ii) Except as provided in Section 7(a)(i), Section 7(a)(iii) and Section 7(a)(iv), no Award, other than a Stock Award, and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(iii) To the extent specifically provided by the Committee, an Award may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.

(iv) An Award may be transferred pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of a written request for such transfer and a certified copy of such order.

(b) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any of its Affiliates upon the exercise or settlement of an Award may be made in such forms as the Committee shall determine in its discretion, including cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis (which may be required by the Committee or permitted at the election of the Participant on terms and conditions established by the Committee); provided, however, that any such deferred or installment payments will be set forth in the Award Agreement. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

(c) Evidencing Stock. The Stock or other securities of the Company delivered pursuant to an Award may be evidenced in any manner deemed appropriate by the Committee in its sole discretion, including in the form of a certificate issued in the name of the Participant or by book entry, electronic or otherwise, and shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Stock or other securities are then listed, and any applicable federal, state or other laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions. Further, if certificates representing Restricted Stock are registered in the name of the Participant, the Company may retain physical possession of the certificates and may require that the Participant deliver a stock power to the Company, endorsed in blank, related to the Restricted Stock.

(d) Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee shall determine, but shall not be granted for less than the minimum lawful consideration.

(e) Additional Agreements. Each Eligible Person to whom an Award is granted under the Plan may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award that is exercised or settled following such Eligible Person’s termination of employment or service to a general release of claims and/or a noncompetition or other restricted covenant agreement in favor of the Company and its Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.

Section 8. Subdivision or Consolidation; Recapitalization; Change in Control; Reorganization.

(a) Existence of Plans and Awards. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b) Additional Issuances. Except as expressly provided herein, the issuance by the Company of shares of stock of any class, including upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock, if applicable.

(c) Subdivision or Consolidation of Shares. The terms of an Award and the share limitations under the Plan shall be subject to adjustment by the Committee from time to time, in accordance with the following provisions:

(i) If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock or in the event the Company distributes an extraordinary cash dividend, then, as appropriate (A) the maximum number of shares of Stock available for delivery with respect to Awards and applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then outstanding Award shall be increased proportionately, and (C) the price (including the Exercise Price or grant price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions; provided, however, that in the case of an extraordinary cash dividend that is not an Adjustment Event, the adjustment to the number of shares of Stock and the Exercise Price or grant price, as applicable, with respect to an outstanding Option or SAR may be made in such other manner as the Committee may determine that is permitted pursuant to applicable tax and other laws, rules and regulations.

(ii) If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, by reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then, as appropriate (A) the maximum number of shares of Stock available for delivery with respect to Awards and applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then outstanding Award shall be decreased proportionately, and (C) the price (including the Exercise Price or grant price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(d) Recapitalization. In the event of any change in the capital structure or business of the Company or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of ASC Topic 718 and, in each case, that would result in an additional compensation expense to the Company pursuant to the provisions of ASC Topic 718, if adjustments to Awards with respect to such event were discretionary or otherwise not required (each such an event, an “Adjustment Event”), then the Committee shall equitably adjust (i) the aggregate number or kind of shares that thereafter may be delivered under the Plan, (ii) the number or kind of shares or other property (including cash) subject to an Award, (iii) the terms and conditions of Awards, including the purchase price or Exercise Price of Awards and performance goals, as applicable, and (iv) the applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) to equitably reflect such Adjustment Event (“Equitable Adjustments”). In the event of any change in the capital structure or business of the Company or other corporate transaction or event that would not be considered an Adjustment Event, and is not otherwise addressed in this Section 8, the Committee shall have complete discretion to make Equitable Adjustments (if any) in such manner as it deems appropriate with respect to such other event.

(e) Change in Control and Other Events. Except to the extent otherwise provided in any applicable Award Agreement, vesting of any Award shall not occur solely upon the occurrence of a Change in Control and, in the event of a Change in Control or other changes in the Company or the outstanding Stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change occurring after the date of the grant of any Award, the Committee, acting in its sole discretion without the consent or approval of any holder, may exercise any power enumerated in Section 3 (including the power to accelerate vesting, waive any forfeiture conditions or otherwise modify or adjust any other condition or limitation regarding an Award) and may also effect one or more of the following alternatives, which may vary among individual holders and which may vary among Awards held by any individual holder:

(i) accelerate the time of exercisability of an Award so that such Award may be exercised in full or in part for a limited period of time on or before a date specified by the Committee, after which specified date all unexercised Awards and all rights of holders thereunder shall terminate;

(ii) redeem in whole or in part outstanding Awards by requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then vested or exercisable) as of a date, specified by the Committee, in which event the Committee shall thereupon cancel such Awards and pay to each holder an amount of cash or other consideration per Award (other than a Dividend Equivalent or Cash Award, which the Committee may separately require to be surrendered in exchange for cash or other consideration determined by the Committee in its discretion) equal to the Change in Control Price, less the Exercise Price with respect to an Option and less the grant price with respect to a SAR, as applicable to such Awards; provided, however, that to the extent the Exercise Price of an Option or the grant price of an SAR exceeds the Change in Control Price, such Award may be cancelled for no consideration;

(iii) cancel Awards that remain subject to a restricted period as of the date of a Change in Control or other such event without payment of any consideration to the Participant for such Awards; or

(iv) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control or other such event (including the substitution, assumption, or continuation of Awards by the successor company or a parent or subsidiary thereof);

provided, however, that so long as the event is not an Adjustment Event, the Committee may determine in its sole discretion that no adjustment is necessary to Awards then outstanding. If an Adjustment Event occurs, this Section 8(e) shall only apply to the extent it is not in conflict with Section 8(d).

Section 9. General Provisions.

(a) Tax Withholding. The Company and any of its Affiliates are authorized to withhold from any Award granted, or any payment relating to an Award, including from a distribution of Stock, taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Affiliates and Participants to satisfy the payment of withholding taxes and other tax obligations relating to any Award in such amounts as may be determined by the Committee. The Committee shall determine, in its sole discretion, the form of payment acceptable for such tax withholding obligations, including the delivery of cash or cash equivalents, Stock (including previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Committee deems appropriate. Any determination made by the Committee to allow a Participant who is subject to Rule16b-3 to pay taxes with shares of Stock through net settlement or previously owned shares shall be approved by either a committee made up of solely two or more Qualified Members or the full Board. If such tax withholding amounts are satisfied through net settlement or previously owned shares, the maximum number of shares of Stock that may be so withheld or surrendered shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to such Award, as determined by the Committee.

(b) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or any of its Affiliates, (ii) interfering in any way with the right of the Company or any of its Affiliates to terminate any Eligible Person’s or Participant’s employment or service relationship at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and/or employees and/or other service providers, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(c) Governing Law; Submission to Jurisdiction. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock. With respect to any claim or dispute related to or arising under the Plan, the Company and each Participant who accepts an Award hereby consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in the State of Delaware.

(d) Severability and Reformation. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of the Plan or any Award Agreement conflict with the requirements of Rule16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to Section 16 of the Exchange Act) or Section 422 of the Code (with respect to ISOs), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3(unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule16b-3) or Section 422 of the Code, in each case, only to the extent Rule 16b-3 and Section 422 of the Code are applicable. With respect to ISOs, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an ISO cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

(e) Unfunded Status of Awards; No Trust or Fund Created. The Plan is intended to constitute an “unfunded” plan for certain incentive awards. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or such Affiliate.

(f) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Nothing contained in the Plan shall be construed to prevent the Company or any of its Affiliates from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any of its Affiliates as a result of any such action.

(g) Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine in its sole discretion whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Stock or whether such fractional shares of Stock or any rights thereto shall be cancelled, terminated, or otherwise eliminated with or without consideration.

(h) Interpretation. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and, where appropriate, the plural shall include the singular and the singular shall include the plural. In the event of any conflict between the terms and conditions of an Award Agreement and the Plan, the provisions of the Plan shall control. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.

(i) Facility of Payment. Any amounts payable hereunder to any individual under legal disability or who, in the judgment of the Committee, is unable to manage properly his financial affairs, may be paid to the legal representative of such individual, or may be applied for the benefit of such individual in any manner that the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.

(j) Conditions to Delivery of Stock. Nothing herein or in any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. In addition, each Participant who receives an Award under the Plan shall not sell or otherwise dispose of Stock that is acquired upon grant, exercise or vesting of an Award in any manner that would constitute a violation of any applicable federal or state securities laws, the Plan or the rules, regulations or other requirements of the SEC or any stock exchange upon which the Stock is then listed. At the time of any exercise of an Option or SAR, or at the time of any grant of any other Award, the Company may, as a condition precedent to the exercise of such Option or SAR or settlement of any other Award, require from the Participant (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his or her legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. Stock or other securities shall not be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including any Exercise Price, grant price, or tax withholding) is received by the Company.

(k) Section 409A of the Code. It is the general intention, but not the obligation, of the Committee to design Awards to comply with or to be exempt from the Nonqualified Deferred Compensation Rules, and Awards will be operated and construed accordingly. Neither this Section 9(k) nor any other provision of the Plan is or contains a representation to any Participant regarding the tax consequences of the grant, vesting, exercise, settlement, or sale of any Award (or the Stock underlying such Award) granted hereunder, and should not be interpreted as such. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with the Nonqualified Deferred Compensation Rules. Notwithstanding any provision in the Plan or an Award Agreement to the contrary, in the event that a “specified employee” (as defined under the Nonqualified Deferred Compensation Rules) becomes entitled to a payment under an Award that would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if the Participant’s receipt of such payment or benefits is not delayed until the earlier of (i) the date of the Participant’s death, or (ii) the date that is six months after the Participant’s “separation from service,” as defined under the Nonqualified Deferred Compensation Rules (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date. Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date. The applicable provisions of the Nonqualified Deferred Compensation Rules are hereby incorporated by reference and shall control over any Plan or Award Agreement provision in conflict therewith.

(l) Clawback. The Plan and all Awards granted hereunder are subject to any written clawback policies that the Company, with the approval of the Board or an authorized committee thereof, may adopt either prior to or following the Effective Date, including any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the SEC and that the Company determines should apply to Awards. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.

(m) Status under ERISA. The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(n) Plan Effective Date and Term. The Plan was adopted by the Board to be effective on the Effective Date. No Awards may be granted under the Plan on and after the tenth anniversary of the Effective Date. However, any Award granted prior to such termination (or any earlier termination pursuant to Section 10), and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award in accordance with the terms of the Plan, shall extend beyond such termination until the final disposition of such Award.

Section 10. Amendments to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate any Award or Award Agreement, the Plan or the Committee’s authority to grant Awards without the consent of stockholders or Participants, except that any amendment or alteration to the Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other changes to the Plan to stockholders for approval; provided, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. For purposes of clarity, any adjustments made to Awards pursuant to Section 8 will be deemed not to materially and adversely affect the rights of any Participant under any previously granted and outstanding Award and therefore may be made without the consent of affected Participants.